SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE T - SUBSEQUENT EVENTS

On January 31, 2013, The First Bancshares, Inc. a Mississippi corporation (“The First”) entered into an Acquisition Agreement (the “Agreement”) with First Baldwin Bancshares, Inc., an Alabama corporation (“Baldwin”). The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, The First will acquire all of the outstanding shares (the “Acquisition”) of Baldwin’s wholly-owned subsidiary, First National Bank of Baldwin County, a national banking association (“FNB”). Subject to the terms and conditions of the Agreement, which has been approved by the Boards of Directors of The First and Baldwin, Baldwin intends to file a voluntary bankruptcy petition under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court (“Bankruptcy Court”) and seek Bankruptcy Court approval of the Agreement and the Acquisition through a Chapter 11 plan. Upon approval by the Bankruptcy Court and consummation of the Acquisition, all outstanding FNB common stock will be sold to The First for cash consideration not to exceed $3,300,000 (the “Purchase Price”). Each outstanding share of FNB common stock will remain outstanding and be unaffected by the Acquisition.

On March 22, 2013, The First Bancshares, Inc. announced the successful completion of a private placement of Series D Nonvoting Convertible Preferred Stock, $1 par value. The Company raised $20 million in new capital through a private placement of 1,951,220 shares of its Series D Nonvoting Convertible Preferred Stock at a price of $10.25 per share.